UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 23, 2018

LiqTech International, Inc.

(Exact name of registrant as specified in charter)

Nevada	000-53769	20-1431677
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Industriparken 22C, 2750 Ballerup, Denmark
(Address of principal executive offices)

+4544986000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01. Changes in Registrant’s Certifying Accountant.

On July 23, 2018, LiqTech International, Inc. (the "Company"), with the approval of its Audit Committee, terminated the services of its independent registered public accounting firm, Gregory & Associates, LLC (“Gregory”), effective immediately and retained the services of Sadler, Gibb & Associates, L.L.C. (“Sadler”) as its independent registered public accounting firm.

The Company’s audit committee terminated Gregory after being informed that the principal of Gregory formerly responsible for the Company's account will join Sadler, and Gregory will no longer provide audit and assurances services to public companies subject to the statutes and regulations of the United States.

Gregory’s reports on the financial statements of the Company for the fiscal years ended December 31, 2017 and December 31, 2016 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except that such reports contained a note regarding the Company’s ability to continue as a going concern. During the Company’s fiscal year ended December 31, 2017 and through the date hereof, there were no disagreements (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K) with Gregory on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which disagreements, if not resolved to Gregory’s satisfaction, would have caused them to make reference to the subject matter in connection with their report on the Company’s consolidated financial statements for such periods. Furthermore, no reportable events occurred within the periods covered by Gregory’s reports on the Company's financial statements, or subsequently up to the date of Gregory’s dismissal. As used herein, the term “reportable event” means any of the items listed in paragraphs (a)(1)(v)(A)-(D) of Item 304 of Regulation S-K.

The Company has provided Gregory with a copy of the foregoing disclosures and has requested that Gregory provide a letter addressed to the Securities and Exchange Commission (the “Commission”) stating whether it agrees with the statements made therein. Attached as Exhibit 16.1 is a copy of Gregory’s letter addressed to the Commission relating to the statements made by the Company in this Current Report on Form 8-K.

During the Company’s two most recent fiscal years ended December 31, 2017 and December 31, 2016, and through the date hereof, neither the Company nor anyone on its behalf consulted Sadler regarding (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the consolidated financial statements of the Company or (ii) any matter that was either the subject of a disagreement or a reportable event as described above.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Exhibit Title or Description

16.1	Letter from Gregory and Associates, LLC to SEC, dated July 24, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

LIQTECH INTERNATIONAL, INC.

Date: July 25, 2018	/s/ Soren Degn
Soren Degn
Chief Financial Officer